                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.
                         ------------------------------


      Name                                State of Incorporation
      ----                                ----------------------

Agri-Products, Inc.                       Arkansas
Bluefield Beverage Company                Ohio
Country Oven, Inc.                        Ohio
Dillon Companies, Inc.                    Kansas
 Also Doing Business As:
 Dillon Food Stores                       N/A*
 Dillon Stores Division, Inc.             N/A*
 Gerbes Supermarkets                      N/A*
 King Soopers, Inc.                       N/A*
 Sav-Mor                                  N/A*
 Turkey Hill Dairy, Inc.                  N/A*
 Turkey Hill Minit Markets                N/A*
Drug Distributors, Inc.                   Indiana
Eight Holdings, Inc.                      Delaware
Eleven Holdings, Inc.                     Delaware
Embassy International, Inc.               Ohio
Fifteen Holdings, Inc.                    Delaware
Five Holdings, Inc.                       Delaware
Four Holdings, Inc.                       Delaware
Fourteen Holdings, Inc.                   Delaware
Ft. Wayne Food Stores, Inc.               Ohio
Gateway Freightline, Inc.                 Ohio
 Also Doing Business As:
 GFL                                      N/A*
 Illinois Gateway Freightline, Inc.       N/A*
Henke & Pillot, Inc.                      Texas
Henpil, Inc.                              Texas
Inter-American Foods, Inc.                Ohio
J.V. Distributing, Inc.                   Michigan
Jubilee Products, Inc.                    Ohio
Kroger Realty Co.                         Ohio
MANUCO Incorporated                       Ohio
Nine Holdings, Inc.                       Delaware
One Holdings, Inc.                        Delaware
 Also Doing Business As:
 Seven Holdings, Inc.                     N/A*
Pace Dairy Foods Company                  Ohio
Peyton's-Southeastern, Inc.               Tennessee
 Also Doing Business As:
 Peyton's Mid-South Company               N/A*
 Supermarket Merchandisers Co.            N/A*
Pontiac Foods, Inc.                       South Carolina
Second Synchro Realty, Inc.               Delaware
Seven Holdings, Inc.                      Delaware
Six Holdings, Inc.                        Delaware
South Bend Food Stores, Inc.              Ohio
Southern Ice Cream Specialties, Inc.      Ohio

                                  EXHIBIT 21.1
                         SUBSIDIARIES OF THE KROGER CO.
                         ------------------------------


      Name                                  State of Incorporation
      ----                                  ----------------------

Superx Drugs Corporation                    Michigan
 Also Doing Business As:
 The Kroger Co. of Michigan                 N/A*
Ten Holdings, Inc.                          Delaware
Third Synchro Realty, Inc.                  Delaware
Thirteen Holdings, Inc.                     Delaware
Thoroughbred Brokerage Company              Ohio
Three Holdings, Inc.                        Delaware
Topvalco, Inc.                              Ohio
Twelve Holdings, Inc.                       Delaware
Two Holdings, Inc.                          Delaware
Vine Court Assurance Incorporated           Vermont
Wydiv, Inc.                                 Texas

                     Subsidiaries of Dillon Companies, Inc.
                     --------------------------------------

      Name                                  State of Incorporation
      ----                                  ----------------------

City Market, Inc.                           Colorado
 Also Doing Business As:
 Circle Super                               N/A*
Dillon Real Estate Co., Inc.                Kansas
Fry's Food Stores, Inc.                     California
Fry's Food Stores of Arizona, Inc.          California
 (Subsidiary of Fry's Food Stores, Inc.)
Fry's Leasing Company, Inc.                 Arizona
 (Subsidiary of Fry's Food Stores of
  Arizona, Inc.)
Jackson Ice Cream Co., Inc.                 Kansas
Jero, Inc.                                  Wyoming
 (Subsidiary of Mini Mart, Inc.)
Junior Food Stores of West Florida, Inc.    Florida
 Also Doing Business As:
 Tom Thumb Food Stores                      N/A*
Kwik Shop, Inc.                             Kansas
Loaf 'N Jug, Inc.                           Colorado
Mini Mart, Inc.                             Wyoming
Quik Stop Markets, Inc.                     California
Wells Aircraft, Inc.                        Kansas
 (Subsidiary of Dillon Real Estate Co., Inc.)

* Not Incorporated - Constitutes an assumed and/or fictitious name.